UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 1, 2021
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)

23 South Main Street, Suite 3B, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1.00	WTM	New York Stock Exchange
per share		Bermuda Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As reported by White Mountains Insurance Group, Ltd. (“WMIG”) on its Current Report on Form 8-K filed on October 1, 2020, WMIG and its wholly owned subsidiary Bridge Holdings (Bermuda) Ltd. (collectively with WMIG, “White Mountains”) entered into a subscription and purchase agreement (as amended, the “SPA”) with Ark Insurance Holdings Limited (“Ark”) and certain selling shareholders to acquire a controlling interest in Ark (the “Transaction”).

On January 4, 2021, WMIG filed a Current Report on Form 8-K (the “8-K Report”) to report that it had completed the Transaction in accordance with the terms of the SPA on January 1, 2021. This Amendment No. 1 to Current Report on Form 8-K/A (the “Amended Report”) is being filed to amend the 8-K Report to include Item 9.01 in order to provide the financial information required by 9.01 (a) and (b).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired
The audited financial statements of Ark prepared in accordance with generally accepted accounting principles in the United Kingdom (“U.K. GAAP”) as of and for the year ended December 31, 2020 is incorporated herein by reference to 99.2.

(b) Pro Forma Financial Information
The unaudited pro forma condensed consolidated financial information of White Mountains reflecting the Transaction is filed as Exhibit 99.1 to this Amended Report and incorporated herein by reference to 99.1.

(c) Not Applicable.

(d) Exhibits
The following exhibits are furnished as part of this Report:

23.1	Consent of KPMG LLP
99.1	Unaudited pro forma condensed consolidated financial information of White Mountains reflecting the Transaction.
99.2	Audited financial statements of Ark prepared in accordance with U.K. GAAP as of and for the year ended December 31, 2020.
99.3	Exhibit of Ark Syndicate results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
DATED: March 16, 2021	By:	/s/ J. BRIAN PALMER J. Brian Palmer Managing Director and Chief Accounting Officer

2

Exhibit 23.1

Board of Directors
Ark Insurance Holding Limited

CONSENT OF INDEPENDENT AUDITOR

We consent to the incorporation by reference in the registration statements (No. 333-220469 and No. 333-83206) on Form S-8 of White Mountains Insurance Group, Ltd. of our report dated 16 March 2021, with respect to the consolidated balance sheet of Ark Insurance Holding Limited as of 31 December 2020, and the related consolidated income statement, consolidated statement of comprehensive income, consolidated statement of changes in equity, and consolidated statement of cash flows for the year then ended, and the related notes to the consolidated financial statements, for the year then ended, which report appears in the Form 8-K/A of White Mountains Insurance Group, Ltd dated 16 March 2021.

Our qualified report dated 16 March 2021 contains an explanatory paragraph stating that generally accepted accounting practice in the United Kingdom requires comparative information, however no such comparative financial information was presented.

Our report dated 16 March 2021 contains an emphasis of matter stating that the consolidated financial statements were prepared in accordance with generally accepted accounting practice in the United Kingdom, which differs from U.S. generally accepted accounting principles.

/s/ KPMG LLP

London, United Kingdom
16 March 2021

1

Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Transaction Overview

On October 1, 2020, White Mountains Insurance Group, Ltd. (“White Mountains”) entered into a subscription and purchase agreement (the “Ark SPA”) with Ark Insurance Holdings Limited (“Ark”) and certain selling shareholders (the “Ark Sellers”). Ark writes a diversified and balanced portfolio of insurance and reinsurance, including property, accident & health, energy, marine and political risks, through Lloyd’s Syndicates 4020 and 3902.

Under the terms of the Ark SPA, White Mountains agreed to contribute $605 million of equity capital to Ark, at a pre-money valuation of $300 million, and to purchase $41 million of shares from the Ark Sellers. All shares outstanding not owned by White Mountains will be owned by management rollover shareholders. Management rollover shareholders could earn additional shares in Ark in the future if and to the extent that White Mountains achieves certain multiple of invested capital return thresholds (the “B+ Shares”). The B+ Shares are generally eligible to vest in three equal tranches at multiple on invested capital thresholds of 2.0x, 2.5x and 3.0x. If fully vested, the B+ Shares would represent 12.5% of the shares outstanding at closing.

In accordance with the Ark SPA, in the fourth quarter of 2020, White Mountains pre-funded/placed in escrow a total of $646 million in preparation for closing the Transaction. On January 1, 2021, White Mountains closed the Transaction in accordance with the terms of the Ark SPA. At closing, White Mountains owned 72.0% of Ark on a basic shares outstanding basis (63.0% on a fully-diluted, fully-converted basis, excluding the impact of the B+ Shares and taking account of management’s equity incentives). White Mountains has also agreed to contribute up to an additional $200 million of equity capital to Ark in 2021. If the additional $200 million is contributed in full, White Mountains will own 77.1% of Ark on a basic shares outstanding basis (67.5% on a fully-diluted, fully-converted basis, excluding the impact of the B+ Shares).

Pro Forma Financial Statements

The unaudited pro forma condensed consolidated financial statements (the “Pro Forma Financial Statements”) include the separate historical financial information of White Mountains and Ark after giving effect to the adjustments described in the accompanying notes to the Pro Forma Financial Statements. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2020 gives pro forma effect to the acquisition as if it had been completed on December 31, 2020. The unaudited pro forma condensed consolidated statements of (loss) income for the year ended December 31, 2020 give pro forma effect to the acquisition as if it had been completed on January 1, 2020. The Pro Forma Financial Statements are included for informational purposes only and do not purport to reflect the results of operations or financial condition that would have occurred had the acquisition been completed at the dates indicated. The Pro Forma Financial Statements also do not project the results of operations or financial condition for any future period or date. White Mountains presents its consolidated financial statements using the conglomerate view that presents each segment separately. For purposes of the Pro Forma Financial Statements, White Mountains has condensed the information related to segments that are not impacted by the Transaction.

The unaudited pro forma adjustments (the “Transaction Related Adjustments”) are based on available information and assumptions that management believes are reasonable in order to give effect, on a pro forma basis, to the Transaction.

You should read the Pro Forma Financial Statements in conjunction with:

•The accompanying notes to the Pro Forma Financial Statements.

•White Mountains's Annual Report on Form 10-K for the year ended December 31, 2020 filed on February 26, 2021.

•The audited financial statements of Ark prepared in accordance with U.K. GAAP as of and for the year ended December 31, 2020 and included as Exhibit 99.2.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2020

Millions, Except Share and Per Share Amounts	Historical White Mountains	Adjusted Historical Ark		Transaction Related Adjustments		Pro Forma Consolidated
Assets

Total Financial Guarantee (HG Global/BAM) assets	$1,017.8	$—		$—		$1,017.8

P&C Insurance and Reinsurance (Ark):
Fixed maturity investments, at fair value	—	19.4		—		19.4
Common equity securities, at fair value	—	48.8		—		48.8
Short-term investments, at fair value	—	380.9		—		380.9
Other long-term investments	—	145.2		—		145.2
Total investments	—	594.3		—		594.3
Cash	—	52.0		605.4	(3a)	657.4
Reinsurance recoverables	—	430.9		2.5	(3b)	433.4
Insurance premiums receivable	—	236.7		—		236.7
Ceded unearned premiums		170.2	(2a)	—		170.2
Deferred acquisition costs	—	71.7	(2a,b)	(71.7)	(3c)	—
Value of in-force business acquired		—		71.7	(3d)	71.7
Goodwill	—	2.1		138.7	(3e)	140.8
Other intangible assets		—		146.1	(3f)	146.1
Other assets	—	88.9	(2c,d,e)	—		88.9
Total P&C Insurance and Reinsurance (Ark) assets	—	1,646.8		892.7		2,539.5

Total Specialty Insurance Distribution (NSM) assets	999.6	—		—		999.6

Total Asset Management (Kudu) assets	430.2	—		—		430.2

Other Operations:						—
Fixed maturity investments, at fair value	347.7	—		—		347.7
Short-term investments, at fair value	82.4	—		—		82.4
Investment in MediaAlpha, at fair value	802.2	—		—		802.2
Common equity securities, at fair value	—	—		—		—
Other long-term investments	386.2	—		—		386.2
Total investments	1,618.5	—		—		1,618.5
Cash	34.1	—		—		34.1
Cash pre-funded/placed in escrow for the Transaction	646.3	—		(646.3)	(3a)	—
Accrued investment income	2.4	—		—		2.4
Accounts receivable on unsettled investment sales	3.4	—		—		3.4
Goodwill and other intangible assets	36.4	—		—		36.4
Other assets	40.4	—		—		40.4
Assets held for sale	2.3	—		—		2.3
Total Other Operations assets	2,383.8	—		(646.3)		1,737.5

Total assets	$4,831.4	$1,646.8		$246.4		$6,724.6
See accompanying notes to the Pro Forma Financial Statements.

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED BALANCE SHEET (CONTINUED)

Millions, Except Share and Per Share Amounts	Historical White Mountains	Adjusted Historical Ark		Transaction Related Adjustments		Pro Forma Consolidated
Liabilities

Total Financial Guarantee (HG Global/BAM) liabilities	$291.5	$—		$—		$291.5

P&C Insurance and Reinsurance (Ark):
Loss and loss adjustment expense reserves	—	667.4		28.6	(3g)	696.0
Unearned insurance premiums	—	326.1	(2a)	—		326.1
Debt	—	46.4		—		46.4
Ceded reinsurance payable	—	528.3	(2f)	—		528.3
Contingent Consideration related to the Transaction	—	—		22.5	(3h)	22.5
Other liabilities	—	25.9	(2c)	27.8	(3i)	53.7
Total P&C Insurance and Reinsurance (Ark) liabilities	—	1,594.1		78.9		1,673.0

Total Specialty Insurance Distribution (NSM) liabilities	491.8	—		—		491.8

Total Asset Management (Kudu) liabilities	96.3	—		—		96.3

Other Operations
Debt	17.5	—		—		17.5
Accrued incentive compensation	70.1	—		—		70.1
Other liabilities	46.3	—		—		46.3
Total Other Operations liabilities	133.9	—		—		133.9

Total liabilities	1,013.5	1,594.1		78.9		2,686.5

Equity

White Mountains’s common shareholders’ equity
White Mountains’s common shares at $1 par value per share—authorized 50,000,000 shares; issued and outstanding 3,102,011 and 3,185,353 shares	3.1			—		3.1
Paid-in surplus	592.1	75.7	(2e)	(75.7)	(3j)	592.1
Retained earnings	3,311.2	(20.1)	(2b,d,g)	20.1	(3j)	3,311.2
Accumulated other comprehensive loss, after-tax:		—		—		—
Net unrealized (losses) gains from foreign currency translation and interest rate swap	(.4)	(2.9)		2.9	(3j)	(.4)
Total White Mountains’s common shareholders’ equity	3,906.0	52.7		(52.7)		3,906.0
Non-controlling interests	(88.1)	—		220.2	(3k)	132.1
Total equity	3,817.9	52.7		167.5		4,038.1
Total liabilities and equity	$4,831.4	$1,646.8		$246.4		$6,724.6
See accompanying notes to the Pro Forma Financial Statements.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2020

Millions, Except Share and Per Share Amounts	Historical White Mountains	Adjusted Historical Ark	Transaction Related Adjustments	Pro Forma Consolidated
Revenues:

Total Financial Guarantee (HG Global/BAM) revenues	$68.5	$—	$—	$68.5

P&C Insurance and Reinsurance (Ark):
Earned insurance premiums	—	274.5	—	274.5
Net investment income	—	4.8	—	4.8
Net realized and unrealized investment losses	—	(7.2)	—	(7.2)
Other revenues	—	12.4	—	12.4
Total P&C Insurance and Reinsurance (Ark) revenues	—	284.5	—	284.5

Total Specialty Insurance Distribution (NSM) revenues	285.1	—	—	285.1

Total Asset Management (Kudu) revenues	45.7	—	—	45.7

Other Operations
Net investment income	82.0	—	—	82.0
Net realized and unrealized investment (losses) gains	(8.8)	—	—	(8.8)
Net realized and unrealized investment gains from MediaAlpha	686.0	—	—	686.0
Advertising and commission revenues	8.3	—	—	8.3
Other revenues	13.9	—	—	13.9
Total Other Operations revenues	781.4	—	—	781.4

Total revenues	$1,180.7	$284.5	$—	$1,465.2
See accompanying notes to the Pro Forma Financial Statements.

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED INCOME STATEMENT (CONTINUED)

Millions, Except Share and Per Share Amounts	Historical White Mountains	Adjusted Historical Ark		Transaction Related Adjustments		Pro Forma Consolidated
Expenses:

Total Financial Guarantee (HG Global/BAM) expenses	$63.8	$—		$—		$63.8

P&C Insurance and Reinsurance (Ark):						—
Loss and loss adjustment expenses	—	116.8		(1.2)	(3l)	115.6
Insurance and reinsurance acquisition expenses	—	128.1		—		128.1
Interest expense on debt	—	3.6		—		3.6
Other underwriting expenses, general and administrative expenses	—	34.0	(2a,h)	19.8	(3m)	53.8
Total P&C Insurance and Reinsurance (Ark) expenses	—	282.5		18.6		301.1

Total Specialty Insurance Distribution (NSM) expenses	297.7	—		—		297.7

Total Asset Management (Kudu) expenses	18.1	—		—		18.1

Other Operations
Cost of sales	11.3	—		—		11.3
General and administrative expenses	141.9	—		—		141.9
Amortization of other intangible assets	1.3	—		—		1.3
Interest expense	1.4	—		—		1.4
Total Other Operations expenses	155.9	—		—		155.9
Total expenses	535.5	282.5		18.6		836.6
Pre-tax income (loss) from continuing operations	645.2	2.0		(18.6)		628.6
Income tax benefit	20.5	.7	(2i)	3.8	(3n)	25.0
Net income (loss) from continuing operations	665.7	2.7		(14.8)		653.6
(Loss) gain from sale of Sirius Group, net of tax	(2.3)	—		—		(2.3)
Net income (loss)	663.4	2.7		(14.8)		651.3
Net loss (income) attributable to non-controlling interests	45.3	—		3.4	(3o)	48.7
Net income (loss) attributable to White Mountains’s common shareholders	$708.7	$2.7		$(11.4)		$700.0

Earnings per share from continuing operations attributable to White Mountains’s common shareholders:

Basic	$227.72					$224.92
Diluted	$227.72					$224.92

See accompanying notes to the Pro Forma Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Note 1. Basis of Pro Forma Presentation

These Pro Forma Financial Statements have been prepared using the acquisition method with White Mountains as the acquirer. Under the acquisition method, White Mountains recognizes and measures the assets acquired and liabilities assumed at their acquisition date fair values. Acquisition date fair values may be recorded at provisional amounts in circumstances where the information necessary to complete the acquisition accounting is not available at the reporting date. Any such provisional amounts are finalized as measurement period adjustments within one year of the acquisition date. The estimates of fair value are preliminary and are dependent upon certain valuations that have not yet been finalized. Accordingly, actual adjustments to the consolidated financial statements may differ, perhaps materially, from those reflected in the Pro Forma Financial Statements.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2020 combines the historical consolidated balance sheets of White Mountains and Ark, giving effect as if the Transaction had been completed on December 31, 2020. The unaudited pro forma condensed consolidated income statement for the year ended December 31, 2020 combines the historical consolidated statements of income of White Mountains and Ark, giving effect to the Transaction as if it had occurred on January 1, 2020. White Mountains has adjusted the historical audited consolidated financial statements of Ark, which were prepared using U.K. GAAP, to present them in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). See Note 2 – “U.K. GAAP to U.S. GAAP Adjustments”.

The following table presents the estimated acquisition date fair values of the assets acquired, including intangible assets, and the liabilities assumed on a U.S. GAAP basis:

Millions	As of December 31, 2020
Investments	$594.3
Cash	52.0
Reinsurance recoverables	433.4
Insurance premiums receivable	236.7
Ceded unearned premiums	170.2
Value of in-force business acquired	71.7
Other assets	88.9
Loss and loss adjustment expense reserves	(696.0)
Unearned insurance premiums	(326.1)
Debt	(46.4)
Ceded reinsurance payable	(528.3)
Other liabilities	(25.9)
Net tangible assets acquired	24.5
Goodwill	140.8
Other intangible assets	146.1
Deferred tax liability on other intangible assets	(27.8)
Net assets acquired	$283.6

Note 2. U.K. GAAP to U.S. GAAP Adjustments

The following table presents the adjustments from U.K. GAAP to U.S. GAAP that are reflected in the historical balances of Ark:

Millions		Balance per U.K. GAAP	Adjustment	Balance per U.S. GAAP
Assets
(2a)	Ceded unearned premiums - foreign currency	$170.4	$(.2)	$170.2
(2a)	Deferred acquisition costs - foreign currency	79.3	(1.2)
(2b)	Deferred acquisition costs		(6.4)	71.7
(2c)	Other assets - lease assets	91.7	2.5
(2d)	Other assets - deferred tax assets		.1
(2e)	Other assets - receivable from management for equity based compensation		(5.4)	88.9

Liabilities
(2a)	Unearned insurance premiums - foreign currency	328.4	(2.3)	326.1
(2f)	Ceded reinsurance payable	532.4	(4.1)	528.3
(2c)	Other liabilities - lease liabilities	23.4	2.5	25.9

Shareholders’ Equity

(2e)	Paid in surplus - management shares	81.1	(5.4)	75.7
(2g)	Retained earnings - foreign currency	(18.8)	1.6
(2b)	Retained earnings - deferred acquisition costs		(3.0)
(2d)	Retained earnings - deferred tax assets		.1	(20.1)

Expenses
(2a)	General and administrative expenses - foreign currency	38.4	(1.6)
(2h)	General and administrative expenses - goodwill amortization		(2.8)	34.0
(2i)	Income tax benefit	.6	.1	.7

The descriptions of the adjustments from U.K. GAAP to U.S. GAAP are as follows:

(2a) Represents adjustments for foreign currency related to certain items under U.S. GAAP, which are based on historical currency rates, compared to U.K. GAAP, which are based on the closing spot rate at the balance sheet date.
(2b) Represents the reversal of deferred acquisition costs not directly attributable to the successful acquisition of new insurance contracts. The amount in retained earnings is net of balances attributable to third party reinsurers.
(2c) Represents operating lease assets and liabilities required to be recorded under U.S. GAAP.
(2d) Represents the change to deferred tax assets for the total amount of the U.K. GAAP to U.S. GAAP adjustments using the blended statutory tax rates of the United Kingdom and Bermuda that is based on the jurisdictions where the historical pre-tax amounts were recorded.
(2e) Represents the reversal of a receivable from certain members of Ark’s management for equity-based compensation that is not allowed to be recorded under U.S. GAAP.
(2f) Represents portion of adjustments in (2a) and (2b) attributable to third party reinsurers.
(2g) Represents the total change to shareholders’ equity for the foreign currency translation adjustments described in (2a). The amount in retained earnings is net of balances attributable to third party reinsurers.
(2h) Represents the reversal of amortization of goodwill from an acquisition made by Ark previous to the Transaction.

(2i) Represents the change to income tax benefit for the total amount of the U.K. GAAP to U.S. GAAP adjustments using the blended statutory tax rates of the United Kingdom and Bermuda that is based on the jurisdictions where the historical pre-tax amounts were recorded.
Certain other amounts in Ark’s U.K. GAAP balance sheet have been reclassified to align with the presentation in White Mountains’s balance sheet.

Note 3. Transaction Related Adjustments

The following table presents the Transaction Related Adjustments that resulted from the Transaction (See Note 1 – “Basis of Pro Forma Presentation”) based on the fair values of the assets acquired, including intangible assets, and the liabilities assumed. The amounts and descriptions related to the unaudited adjustments are as follows:

Millions		Increase/(Decrease) as of December 31, 2020
Assets

(3a)	i. Adjustment to reflect the contribution of $605.4 million of equity capital to Ark at a pre-money valuation of $300.0 million	$605.4
	ii. Adjustment to reflect the contribution of $605.4 million of equity capital to Ark, at a pre-money valuation of $300.0 million, and the purchase of $40.9 million of shares from the Ark Sellers upon the closing of the Transaction	(646.3)
(3b)	Adjustment to reverse purchase accounting on reinsurance recoverables from an acquisition made by Ark previous to the Transaction	2.5
(3c)	Adjustment to eliminate Ark's historical deferred acquisition costs	(71.7)
(3d)	Adjustment to record the fair value of in-force business acquired, which is equal to Ark’s historical deferred acquisition costs	71.7
(3e)	Adjustments to goodwill
	i. Adjustment to eliminate Ark's historical goodwill	(2.1)
	ii. Adjustment to record the goodwill related to White Mountains's acquisition of Ark	140.8
(3f)	Adjustment to record other intangible assets related to White Mountains’s acquisition of Ark	146.1

Liabilities
(3g)	Adjustment to reverse purchase accounting on loss and loss adjustment reserves from an acquisition made by Ark previous to the Transaction	28.6
(3h)	Contingent consideration, representing the acquisition date fair value of the B+ Shares	22.5
(3i)	Adjustment to record deferred tax liability on other intangible assets related to White Mountains’s acquisition of Ark at the U.K. statutory rate of 19%	27.8

White Mountains’s Common Shareholders' Equity
(3j)	Adjustments to White Mountains’s Common Shareholders Equity
	i. Adjustment to remove Ark’s historical paid-in surplus	(75.7)
	ii. Adjustment to remove Ark’s historical retained earnings	20.1
	iii. Adjustment to remove Ark’s historical net unrealized gains (losses) from foreign currency translation	2.9

Non-controlling interests
(3k)	Net adjustment to establish opening non-controlling interest equity of Ark
	i. Pre-money valuation of $300.0 million less purchase of $40.9 million of shares from Ark sellers	259.1
	ii. Discount related to the inherent lack of marketability or control in the non-controlling interest	(38.9)

Millions		Increase/(Decrease) for the year ended December 31, 2020
Expenses
(3l)	Adjustment to reverse amortization of purchase accounting from an acquisition made by Ark previous to the Transaction	$(1.2)
(3m)	Adjustment to record direct, non-recurring transaction expenses incurred by Ark in 2021 that would have been expensed in 2020 had the Transaction closed on January 1, 2020	19.8
(3n)	Adjustment to record income tax benefit for direct, non-recurring transaction expenses incurred by Ark in 2021 that would have been expensed in 2020 had the Transaction closed on January 1, 2020	3.8
(3o)	Adjustment for net income attributable to non-controlling interest on Ark’s adjusted historical results and transaction related adjustments	3.4

Note 4. Goodwill and Identified Intangible Assets

The following table presents the excess of the purchase consideration from the Transaction over the acquisition date fair values of net tangible assets acquired that is attributable to intangible assets:

Millions	As of December 31, 2020
Pre-money valuation at acquisition date	$300.0
Contingent consideration, representing the acquisition date fair value of the B+ Shares	22.5
Total purchase consideration (1)	$322.5
(1) Excludes $24.8 of direct expenses paid in connection with the Transaction, $19.8 of which were not incurred until the closing of the Transaction and were therefore recorded in the first quarter of 2021.

Millions	As of December 31, 2020
Total purchase consideration (1)	$322.5
Less: Discount related to the inherent lack of marketability or control in the non-controlling interest	(38.9)
Less: Acquisition date fair value of net tangible assets acquired	(24.5)
Acquisition date fair value attributable to intangible assets	$259.1
(1) Excludes $24.8 of direct expenses paid in connection with the Transaction, $19.8 of which were not incurred until the closing of the Transaction and were therefore recorded in the first quarter of 2021.

The following table presents the preliminary fair value of goodwill and the separately identifiable intangible assets and their respective estimated useful lives at December 31, 2020 is as follows:

Millions	Amount	Estimated Useful Life
Goodwill	$140.8	indefinite
Other intangible assets - Lloyd’s syndicate capacity	146.1	indefinite
Total intangible assets	286.9
Deferred tax liability on other intangible assets	(27.8)
Acquisition date fair value attributable to intangible assets	$259.1

Note 5. Fair Value of Loss and Loss Adjustment Expense Reserves and Reinsurance Recoverables

In evaluating the fair value of Ark’s loss and loss adjustment expense reserves, White Mountains determined that the risk-free rate of interest was approximately equal to the risk factor reflecting the uncertainty within the reserves and that no Transaction Related Adjustment was necessary.

Ark’s historical balance sheet as of December 31, 2020 includes adjustments to reduce loss and loss adjustment expense reserves by $28.6 million and reinsurance recoverables by $2.5 million for purchase accounting adjustments from an acquisition made by Ark previous to the Transaction. Ark’s historical income statement for the year ended December 31, 2020 includes $1.2 million of net amortization expense for these purchase accounting adjustments to loss and loss adjustment expense reserves and reinsurance recoverables. The Transaction Related Adjustments include the reversal of these balances recorded in Ark’s historical financial statements.

These estimates are subject to change, based on continuing refinement of the methodologies underlying risk factor development. As a result, the amount of the final purchase accounting adjustment and subsequent accretion could differ materially from the amounts presented in the Pro Forma Financial Statements.

Note 6. Earnings Per Share

For December 31, 2020, the pro forma net income per common share has been computed based on the consolidated historical income of White Mountains and Ark and the impact of Transaction Related Adjustments.

White Mountains calculates earnings per share using the two-class method, which allocates earnings between common shares and unvested restricted common shares. Both classes of shares participate equally in dividends and earnings on a per share basis. Basic earnings per share amounts are based on the weighted average number of common shares outstanding adjusted for unvested restricted common shares.

The following table presents White Mountains’s computation of earnings per share from continuing operations for the year ended December 31, 2020.

	Historical White Mountains	Pro Forma Consolidated
Basic and diluted earnings per share numerators (in millions):
Net income from continuing operations attributable to White Mountains’s common shareholders	$711.0	$702.3
Allocation of earnings to participating restricted common shares(1)	(9.3)	(9.2)
Basic and diluted earnings per share numerators	$701.7	$693.1
Basic earnings per share denominators (in thousands):
Total average common shares outstanding during the period	3,122.2	3,122.2
Average unvested restricted common shares(2)	(40.8)	(40.8)
Basic earnings per share denominator	3,081.4	3,081.4
Diluted earnings per share denominator (in thousands):
Total average common shares outstanding during the period	3,122.2	3,122.2
Average unvested restricted common shares(2)	(40.8)	(40.8)
Diluted earnings per share denominator	3,081.4	3,081.4
Basic and diluted earnings per share (in dollars) - continuing operations:
Distributed earnings - dividends declared and paid	$1.00	$1.00
Undistributed earnings	226.72	223.92
Basic and diluted earnings per share	$227.72	$224.92
(1) Restricted shares issued by White Mountains receive dividends, and therefore, are considered participating securities.
(2) Restricted shares outstanding vest either in equal annual installments or upon a stated date.